SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

         Filed by the registrant [X]

         Filed by a party other than the registrant [ ]

         Check the appropriate box:

         [ ]    Preliminary proxy statement.

         [X]    Definitive proxy statement.

         [ ]    Definitive additional materials.

         [ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

         [ ]    Confidential, for use of the Commission only (as permitted by
                 Rule 14a-6(e)(2)).

                          COMMUNITY CAPITAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

         [X]     No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              (1)      Title of each class of securities to which transaction
                       applies:
                               -----------------------------------------------

              (2)      Aggregate number of securities to which transaction
                       applies:
                               -----------------------------------------------

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                    --------------------------

              (4)      Proposed maximum aggregate value of transaction:
                                                                       -------

              (5)      Total fee paid:
                                      ----------------------------------------

              o        Fee paid previously with preliminary materials.
                                                                      --------

              o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


                       (1)      Amount Previously Paid:
                                                       -----------------------

                       (2)      Form, Schedule or Registration Statement No.:
                                                                            --
                       (3)      Filing Party:
                                             ---------------------------------
                       (4)      Date Filed:
                                           -----------------------------------

                          COMMUNITY CAPITAL CORPORATION



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   To Be Held

                                  May 26, 1999


        Notice is hereby given that the Annual Meeting of Shareholders of Community Capital Corporation will be held at the Inn on the Square at 104 Court Street, Greenwood, South Carolina on Wednesday, May 26, 1999, at 11:30 a.m., for the following purposes:

         (1)      To elect eight members to the Board of Directors;

         (2) To ratify the appointment of Tourville, Simpson & Henderson, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders whose names appeared of record on the books of the Company on April 1, 1999 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed, self-addressed, postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.



                              By Order of the Board of Directors,

                              William G. Stevens
                                President and Chief Executive Officer

                              Charles J. Rogers
                                 Chairman of the Board


Greenwood, South Carolina
April 9, 1999

                          COMMUNITY CAPITAL CORPORATION
                              302-A Montague Avenue
                         Greenwood, South Carolina 29649


                                 PROXY STATEMENT

General

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Capital Corporation (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held at the Inn on the Square at 104 Court Street, Greenwood, South Carolina, on Wednesday, May 26, 1999 at 11:30 a.m., and at any adjournment thereof. The purposes of the Annual Meeting are (a) to elect eight members of the Board of Directors for terms of three years, (b) to ratify the appointment of Tourville, Simpson & Henderson, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1999, and
(c) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about April 20, 1999.

         Any shareholder who has signed the proxy referred to in this Proxy Statement may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of the Company a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Whether or not you plan to attend the Annual Meeting, you are urged to sign and return the enclosed proxy.

         The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company may request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward the Company's proxy solicitation materials to the beneficial owners of the Company's common stock (the "Common Stock") held of record by such entities, and the Company will reimburse their reasonable forwarding expenses.

Voting Securities Outstanding

         The Board of Directors has fixed April 1, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments thereof. As of the Record Date, there were 3,102,529 issued and outstanding shares of the Common Stock held of record by approximately 1,290 shareholders. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and there are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Article of Incorporation. Consequently, each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

Quorum

         The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or an adjournment thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be considered shares present in person or by proxy and entitled to vote and, therefore, will be counted for purposes of determining whether there is a quorum at the Annual Meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.) If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide for a classified Board of Directors which at the date of the Annual Meeting will consist of twenty-two directorships divided into one class of eight directors whose terms expire at the Annual Meeting and two classes of seven directors each whose terms expire at the Annual Meetings in each of 2000 and 2001. In May 1998, the Board of Directors expanded the size of the director class expiring at the Annual Meeting from seven to eight directors. Hazel B. Hughes was appointed to fill the vacancy created by that expansion. In February 1999, Marshall L. Martin resigned from the Board, creating a vacancy in the class of eight directors expiring at the Annual Meeting. In March 1999, the Board of Directors appointed Miles Loadholt to fill that vacancy.

         Eight individuals are being nominated to serve from the date of their election at the Annual Meeting until the 2002 Annual Meeting of Shareholders, or until their respective successors shall have been elected and qualified. The Board of Directors has nominated the eight nominees listed below for election to the Board of Directors. All of the nominees are currently members of the Board of Directors. For additional information on each of the nominees listed below, see the information set forth elsewhere in this Proxy Statement under the heading "Management - Directors."

         Terms Expiring in 2002: Patricia C. Edmonds, Hazel B. Hughes, Miles Loadholt, Thomas C. Lynch, Jr., H. Edward Munnerlyn, Joseph H. Patrick, Jr., William F. Steadman, and Lex D. Walters

         In accordance with the Bylaws of the Company, those eight nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the Annual Meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the outcome of the vote. Cumulative voting in the election of directors is not permitted by the Company's Articles of Incorporation.

         The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is specifically withheld, they intend to vote for the election of the nominees listed above. A shareholder executing the enclosed proxy may vote for any or all of the nominees or may withhold such vote from any or all nominees. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such shareholder's specifications. Although it is not contemplated that any of the nominees will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of other persons in accordance with their best judgement.

         THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of Tourville, Simpson & Henderson, Certified Public Accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 1999, subject to shareholder ratification. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

         A representative of Tourville, Simpson & Henderson is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.

                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgement.


                        PROPOSALS FOR 2000 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company by January 1, 2000 for possible inclusion in the proxy material relating to such meeting.

                                   MANAGEMENT

Directors

         Set forth below is the age and certain biographical information with respect to each of the eight nominees for election as directors at the forthcoming Annual Meeting and with respect to each of the directors whose terms will continue beyond the Annual Meeting. All of the current directors except Earl H. Bergen, James M. Horton, Hazel B. Hughes, Clinton C. Lemon, Jr., Miles Loadholt, James A. Lollis, Thomas C. Lynch, Jr., Donna W. Robinson, George D. Rodgers, Thomas E. Skelton and William F. Steadman, have served as directors of the Company since its inception.

Nominees for Directors Whose Terms Expire in 2002:

         Patricia C. Edmonds, 44, has served as the Executive Director of the Upper Savannah Council of Governments since March 1990 and served as its Assistant Director from August 1984 to March 1989.

         Hazel B. Hughes, 51, has served as Chief Executive Officer of Greenwood Bank & Trust, a wholly-owned subsidiary of the Company (the "Greenwood Bank"), since May 1998 and has served as President of the Greenwood Bank since May 1997. She has held several positions since joining the Greenwood Bank in 1989, including service as Senior Vice President until February 1997 and as Executive Vice President from February 1997 to May 1997. Ms. Hughes has served as a director of the Company since her appointment to the Company's Board in May 1998. She also serves as a director of the Greenwood Bank.

         Miles Loadholt, 56, has served as Senior Partner of Ness, Motley, Loadholt, Richardson & Poole since 1968.

         Thomas C. Lynch, Jr., 63, served as a pharmacist and President of Lynch Drug Company, a retail pharmacy in Clemson, South Carolina, from 1963 until its sale to Eckerd Drug, Inc. in January 1997. Mr. Lynch has served as a director of the Company since 1995 and is Chairman of the Board of Clemson Bank & Trust, a wholly-owned subsidiary of the Company (the "Clemson Bank").

         H. Edward Munnerlyn, 55, has served as President and owner of Munnerlyn Company, a corporate apparel and uniforms company, since January 1989. Prior to 1989 has was employed by Greenwood Mills, Inc. ("GMI"), a textile manufacturer, for twenty years and was Executive Vice President when he left GMI in 1988.

         Joseph H. Patrick, Jr., 55, has served as President of Southern Resources, LLP since January 1996. From 1984 to January 1996, he served as President and co-owner of Southern Brick Company. Mr. Patrick is Chairman of the Board of the Greenwood Bank.

         William F. Steadman, 44, has served as President and Chief Executive Officer of The Bank of Newberry County, a wholly-owned subsidiary of the Company (the "Newberry Bank"), since July 1997. Between November 1996 and June 1997, he was employed by the Company primarily to assist in matters relating to the organization of the Newberry Bank. From January 1996 to October 1996, he served as Vice President of The Bankers Bank of Atlanta, Georgia. Mr. Steadman was with Davidson Savings Bank in Lexington, North Carolina from 1985 to December 1995 where he served as President from 1991 to December 1995. Mr. Steadman has served as a director of the Company since July 1997 and is a director of the Newberry Bank.

         Lex D. Walters, 60, has served as President of Piedmont Technical College since 1968.


Continuing Directors Whose Terms Expire in 2000:

         John W. Drummond, 79, has owned and operated Drummond Oil Company since 1960 and has served as a member of the South Carolina Senate since 1965.

         James M. Horton, 53, has served as President of Saluda Quick Stop, Inc., in Williamston, South Carolina, since 1972. Mr. Horton has served as a director of the Company since April 1997 and is Chairman of the Board of TheBank, a wholly-owned subsidiary of the Company (the "Belton Bank").

         Clinton C. Lemon, Jr., 54, has served as Chairman and Chief Executive Officer of Southern Bulk Haulers, Inc. since 1989, and Chairman and Chief Executive Officer of Southern Tank Transport in Harleyville, South Carolina since 1994. Mr. Lemon has served as a director of the Company since March 1997 and is Chairman of the Board of Bank of Barnwell County, a wholly-owned subsidiary of the Company (the "Barnwell Bank").

         George B. Park, 48, has served as President and Chief Executive Officer of Otis S. Twilley Seed Company, Inc., a mail order seed company, since August 1993 and as President and owner of GeoSeed, a seed distribution company, since August 1993. Mr. Park has also served as Managing Director of K. Sahin Zaden, B.V., a flower seed breeding and production company. Prior to 1989, he was co-owner, Vice President and Corporate Secretary of George W. Park Seed Company.

         George D. Rodgers, 55, has been the owner of Palmetto Insurance Associates, LLC and its predecessor in Clemson, South Carolina since 1985. Mr. Rodgers has served as a director of the Company since June 1995.

         Charles J. Rogers, 66, has served as Chairman of the Board of Directors of the Company since January 1989. He has served as President of The Organizational Paths Company, a consulting firm for organizational strategies, since July 1993. Mr. Rogers served as team leader of the Greenwood Plant of the Monsanto Chemical Company from 1982 until June 1993.

         Thomas E. Skelton, Ph.D., 68, served as Professor of Entomology at Clemson University from 1969 until his retirement on June 30, 1997. He served as the head of the Clemson University Entomology Department from June 1992 through June 1995 and as Interim Dean of the College of Agriculture, Forestry and Life Sciences from July 1995 through August 1996. Dr. Skelton is General Partner, SVT Properties and co-owner of Skelton Properties, both of which are real estate investment companies. He is also General Partner of Monarch Partners and Secretary of GT Marketing, Inc. Dr. Skelton has served as a director of the Company since June 1995.


Continuing Directors Whose Terms Expire in 2001:

         David P. Allred, 60, is a retired medical doctor who was in private practice in Saluda, North Carolina from April 1994 until April 1998 and was in private practice in Beaufort, South Carolina from July 1990 to December 1993. From September 1988 to July 1990, he was employed by the Medical University of South Carolina, From August 1971 through August 1988, he was in private medical practice in Greenwood, South Carolina.

         Earl H. Bergen, 78, has owned and has served as President of Bergen's Factors, Inc. since 1988. From 1953 to 1987 Mr. Bergen was sole proprietor of Bergen's Inc. retail stores. Mr. Bergen has served as a director of the Company since July 1997 and is Chairman of the Board of the Newberry Bank.

         Robert C. Coleman, 53, has owned and has served as President of Coleman Realty Company since 1976 and as a partner in DB&B, LLC, a commercial real estate development partnership, since January 1997.

         Wayne Q. Justesen, Jr., 53, has been employed by GMI since 1978 and has served as Secretary and General Counsel of GMI since 1983.

         James A. Lollis, 54, has been employed as President and Chief Executive Officer of the Belton Bank since March 1997. Between May 1996 and March 1997 he was employed by the Company primarily to assist in matters relating to the organization of the Belton Bank. Prior to that time, he served as Vice President/Data Processing Manager of First United Bancorporation, Anderson, South Carolina and had been employed by such bank holding company since May 1990. Mr. Lollis has served as a director of the Company since April 1997 and is a director of the Belton Bank.

         Donna W. Robinson, 51, has been employed as President and Chief Executive Officer of the Clemson Bank since June 1995. Between September 1994 and June 1995, she was employed by the Company primarily to assist in matters relating to the organization of the Clemson Bank. Prior to September 1994, she served as Vice President of Wachovia Bank of South Carolina and had been employed by such bank or its predecessor banks since 1973. Ms. Robinson has served as a director of the Company since June 1995 and is a director of the Clemson Bank.

         William G. Stevens, 54, has served as President and Chief Executive Officer of the Company since April 1988 and as Chief Executive Officer of the Greenwood Bank from 1989 until May 1998. He was employed by NCNB National Bank of South Carolina (formerly Bankers Trust) for eighteen years prior to 1987. Mr. Stevens serves on the Boards of Directors of each of the Company's subsidiaries.

Board Meetings and Committees

         The Board of Directors of the Company had a total of eleven regular meetings during 1998 and one special meeting. No director except Mr. Drummond and Mr. Walters attended fewer that 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served.

         Among its standing committees, the Board of Directors has established an Audit Committee, a Compensation Committee and an Asset/Liability Committee.

         The Audit Committee currently consists of Messrs. Horton, Munnerlyn, Rodgers, Rogers and Stevens. This Committee recommends to the Board of Directors the engagement of the independent auditors for the Company, determines the scope of the auditing of the books and accounts of the Company, reviews the reports submitted by the auditors, examines procedures employed in connection with the Company's internal control structure, undertakes certain other activities related to the fiscal affairs of the Company and makes recommendations to the Board of Directors as may be appropriate. This Committee met two times during 1998.

         The Compensation Committee currently consists of Messrs. Bergen, Coleman, Justesen, Lemon, Rogers and Skelton. This Committee reviews and recommends to the Board of Directors the salaries and other compensation of all officers and directors of the Company. This Committee also administers the Company's 1997 Stock Incentive Plan. This Committee met ten times during 1998.

         The Asset/Liability Committee was established by the Board of Directors in the third quarter of 1998 and given the responsibility of coordinating the entire investment portfolio of the Company, including all of its subsidiaries. This Committee currently consists of Mesdms. Hughes and Robinson and Messrs. Allred, Lollis, Steadman and Stevens. This Committee met one time during 1998.

         The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole. The Board of Directors will consider nominees recommended by the shareholders, provided the nomination is made in writing, provides pertinent information concerning the nominee's background and experience, and is received by the Secretary of the Company no later than thirty days prior to the Annual Meeting, unless the Company notifies the shareholders otherwise.


Executive Officers

         The following individuals constitute the executive officers of the
Company:


Name                       Age               Offices Held
----                       ---               ------------

William G. Stevens          54               President and Chief Executive Officer of the Company
                                             for over five years.

James H. Stark              64               Chief Financial Officer, Executive Vice President and
                                             Secretary of the Company for over five years.

                             MANAGEMENT COMPENSATION

Compensation of Officers

         The following table summarizes for each of the indicated years the compensation earned by the Company's President and Chief Executive Officer and by each of the other executive officers of the Company and its subsidiaries whose annual compensation from the Company for all services provided to the Company or such subsidiaries during 1998 exceeded $100,000.

                                             Summary Compensation Table


                                                                                        Long Term
                                              Annual Compensation                   Compensation Awards
                                              -------------------                    -------------------

                                                                                   Shares of Common Stock          All Other
   Name and Principal Positions       Year             Salary          Bonus         Underlying Options           Compensation
------------------------------------- ----            -------          -----         -------------------          ------------
William G. Stevens                    1998           $ 201,545      $    -0-               4,725                    $ 9,346
   President and Chief Executive
   Officer of the Company             1997             159,643         21,114               -0-                       7,337

                                      1996             130,798         26,801              2,625                      3,330


Hazel B. Hughes                       1998             108,495         24,458              2,100                      5,243
   President and Chief Executive
   Officer of the Greenwood Bank      1997              82,000         13,613               -0-                       4,022

                                      1996              66,000         17,666              2,625                      3,039

         Amounts included under the heading "Salary" for Mr. Stevens in 1998, 1997 and 1996 include aggregate director compensation of $12,545, $9,515 and $6,138, respectively. The amount included under the heading "Salary" for Ms. Hughes in 1998 includes aggregate director compensation of $8,495. Amounts included under the heading "All Other Compensation" for Mr. Stevens and Ms. Hughes in 1998 include (i) $750 and $483, respectively, of premiums for life insurance provided by the Company for the benefit of each officer, and (ii) $8,596 and $4,760, respectively, in Company contributions to the Company's 401(k) plan for the account of each officer. The share amounts under the heading "Long-Term Compensation Awards" have been adjusted to reflect the impact of stock dividends in 1998, 1997 and 1996.

Option Grants

         The following table sets forth certain information with respect to options to purchase Common Stock granted during the year ended December 31, 1998 to the officers included in the Summary Compensation Table above. The Company has granted no stock appreciation rights to any of its executive officers or other employees.

                                            Option Grants In Last Fiscal Year

                                                      Individual Grants
                             -------------------------------------------------------------------

                                                                                                    Potential Realizable Value
                                 Number of           % of Total        Exercise                       at Assumed Annual Rates
                                 Securities       Options Granted       or Base                     of Stock Price Appreciation
                                 Underlying         To Employees       Price per     Expiration            For Option Term
Name                          Options Granted         In 1998           Share           Date             5 %            10 %
----                          ---------------        ---------         -------         ------       -------------     ----------
William G. Stevens                  4,725               3.4 %          $ 15.83        6/24/03         $ 20,696        $ 45,691

Hazel B. Hughes                     2,100               1.5              15.83        6/24/03            9,198          20,307

Option Exercises and Year-End Values

         The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the year ended December 31, 1998 and the unexercised options held and the value thereof at that date, by the officers included in the Summary Compensation Table above.


                     Aggregated Option Exercises In 1998 And
                         December 31, 1998 Option Values


                                                                                                       Value of Unexercised
                                Shares                       Number of Securities Underlying              In-the-Money
                               acquired                     Unexercised Options at 12/31/98 (1)         Options at 12/31/98 (2)
                             on Exercise                    ------------------------------------  ---------------------------------
                              (number of         Value
Name                           shares)         Realized        Exercisable   Unexercisabl           Exercisable       Unexercisable
----                           -------         --------        -----------   ------------           -----------       -------------
William G. Stevens               -0-           $  -0-           46,803           4,625               $ 59,440            $ -0-

Hazel B. Hughes                 1,822            3,562          14,902           2,100                  9,686              -0-

-------------------
(1) Amount represents shares of Common Stock, as adjusted for the payment of stock dividends.
(2) The value amount in the table has been calculated on the basis of the $9.50 per share closing price of the Common Stock on December 31, 1998 as reported on the American Stock Exchange.


Compensation of Directors

         Directors of the Company each receive $150 per month for their services as directors, plus a fee of $75 for attending each regular and special board or committee meeting. All directors of the Company are also reimbursed by the Company for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. The Board voted in January 1999 to forgo the payment of any fees to directors for service as directors during the first six months of 1999.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management

         Each of the Greenwood Bank, the Clemson Bank, the Barnwell Bank, the Belton Bank, and the Newberry Bank, in the ordinary course of its business, makes loans to and has other transactions with directors, officers of the Company and their associates ("Affiliated Persons"). All loans, other extensions of credit and other transactions between Affiliated Persons and any of the Greenwood Bank, the Clemson Bank, the Barnwell Bank, the Belton Bank, the Newberry Bank or the Company are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and do not involve more than the normal risk of collectibility or present other unfavorable features. The Greenwood Bank, the Clemson Bank, the Barnwell Bank, the Belton Bank, and the Newberry Bank expect to continue to enter into transactions in the ordinary course of business on similar terms with such Affiliated Persons. The aggregate dollar amounts of such loans outstanding to Affiliated Persons of the Greenwood Bank, the Clemson Bank, the Barnwell Bank, the Belton Bank and the Newberry Bank were approximately $10,481,240, $1,986,693, $3,032,233, $1,808,356 and
$1,373,610, respectively, at December 31, 1998.

Leases of Bank Branches

         The Greenwood Bank operates a branch location of approximately 2,400 square feet on Laurel Avenue in Greenwood, South Carolina. The land and building housing this branch are leased by the Greenwood Bank from Robert C. Coleman, a director of the Company and the Greenwood Bank. The lease expires on July 31, 2006. Annual lease payments by the Greenwood Bank under this lease were $42,000 in the fiscal year ended December 31, 1998. The Greenwood Bank is responsible for all taxes, fees, utilities, maintenance and insurance costs relating to the leased premises. The Company believes that the terms of the Greenwood Bank's lease with Mr. Coleman are no more or less favorable to the Greenwood Bank than those that would be obtainable through arm's length negotiations with unrelated third parties for similar property.

         Until February 1998, the Greenwood Bank operated a branch in Ninety Six, South Carolina located on approximately two-thirds of an acre of land which the Company leased from John W. Drummond, a director of the Company and the Greenwood Bank. The Greenwood Bank owned an approximately 715 square foot building located on such leased land. The Company subleased the land to the Greenwood Bank. Annual lease payments by the Company to Mr. Drummond under this lease were $4,000 in the fiscal year ended December 31, 1998. The Greenwood Bank was responsible for all taxes, fees, utilities, maintenance and insurance costs relating to the leased premises. The Company believes that the terms of its lease with Mr. Drummond were no more or less favorable to the Company than those that would be obtainable through arm's length negotiations with unrelated third parties for similar property. Substantially all of the assets of the Ninety Six branch, including the Company's leasehold interest, were sold to The Palmetto Bank in February 1998.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock of the Company as of March 1, 1999. Information is presented for (i) each director, each nominee for director, and each executive officer of the Company, individually, and (ii) all directors and executive officers of the Company, as a group. As of that date, the Company did not know of any shareholder who was the beneficial owner of more than five percent of the outstanding Common Stock. Except as otherwise specified in the notes to the following table, each of the shareholders named in the table has indicated to the Company that such shareholder has sole voting and investment power with respect to all shares of Common Stock reflected as being beneficially owned by that shareholder.


                                                                            Number of Shares
                                                                              Beneficially
Name                                                                           Owned (1)           Percentage (1)
---------------------------------------                                       -----------          --------------
George B. Park........................................................         73,398 (2)                2.34%
David P. Allred.......................................................         61,684 (3)                 1.97
William G. Stevens....................................................         59,658 (4)                 1.89
Charles J. Rogers.....................................................         54,203 (5)                 1.74
Lex D. Walters........................................................         52,327 (6)                 1.68
Joseph H. Patrick, Jr.................................................         50,547 (7)                 1.62
John W. Drummond......................................................         43,224 (8)                 1.38
Wayne Q. Justesen, Jr.................................................         34,871 (9)                 1.12
William F. Steadman...................................................         34,841 (10)                1.11
Thomas C. Lynch, Jr...................................................         29,418 (11)                 *
H. Edward Munnerlyn...................................................         26,848 (12)                 *



                                       9



                                                                            Number of Shares
                                                                              Beneficially
Name                                                                           Owned (1)           Percentage (1)
---------------------------------------                                       -----------          --------------
Donna W. Robinson.....................................................        24,872 (13)                  *
Miles Loadholt........................................................        24,216 (14)                  *
Clinton C. Lemon, Jr..................................................        23,061 (15)                  *
Hazel B. Hughes.......................................................        22,992 (16)                  *
James A. Lollis.......................................................        20,521 (17)                  *
Thomas E. Skelton.....................................................        17,516 (18)                  *
James H. Stark........................................................        17,262 (19)                  *
Patricia C. Edmonds...................................................        15,817 (20)                  *
Robert C. Coleman.....................................................        13,136 (21)                  *
Earl H. Bergen........................................................        12,893 (22)                  *
James M. Horton.......................................................         8,304 (23)                  *
George D. Rodgers.....................................................         7,464 (24)                  *
All directors and executive officers
    as a group (23 persons)...........................................       729,073                     21.20

-----------------------------------------
*      Amount represents less than 1.0%.



(1)  Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.
     Percentage ownership is based on 3,102,529 shares outstanding on March 1, 1999.
(2)  Includes 28,149 shares issuable pursuant to currently exercisable stock options.
(3)  Includes 28,149 shares issuable pursuant to currently exercisable stock options and 4,861 held by Mr. Allred's wife.
(4)  Includes 46,803 shares issuable pursuant to currently exercisable stock options and 9,308 shares held by Mr. Steven's wife.
(5)  Includes 21,767 shares issuable pursuant to currently exercisable stock options, 105 shares held jointly with Mr. Roger's wife, and 919 shares held by Mr. Roger's wife.
(6)  Includes 21,767 shares issuable pursuant to currently exercisable stock options and 5,736 shares held by Mr. Walter's wife.
(7)  Includes 18,577 shares issuable pursuant to currently exercisable stock options and an aggregate of 252 shares held for two of
     Mr. Patrick's sons.
(8)  Includes 21,767 shares issuable pursuant to currently exercisable stock options.
(9)  Includes 18,577 shares issuable pursuant to currently exercisable stock options and 344 shares held by Mr. Justesen as custodian for two of Mr. Justesen's sons.
(10) Includes 15,750 shares issuable pursuant to currently exercisable stock options.
(11) Includes 2,625 shares issuable pursuant to currently exercisable stock options and 23,608 shares held jointly with Mr. Lynch's wife.
(12) Includes 18,577 shares issuable pursuant to currently exercisable stock options, 33 shares held by Mr. Munnerlyn's wife, and
     518 shares held by Mr. Munnerlyn's son.
(13) Includes 19,966 shares issuable pursuant to currently exercisable stock options and 23 shares held by Ms. Robinson for her granddaughter.
(14) Includes 1,050 shares issuable pursuant to currently exercisable stock options.
(15) Includes 1,274 shares held in the C.Calhoun Lemon, Sr. 1972 Trust, and 1,912 shares held in the C.Calhoun Lemon, Sr. Trust A.
(16) Includes 14,900 shares issuable pursuant to currently exercisable stock options, 5,592 shares held in an IRA for Ms. Hughes, and 2,500 shares held in an IRA for Ms. Hughes' husband.
(17) Includes 15,750 shares issuable pursuant to currently exercisable stock options.
(18) Includes 2,625 shares issuable pursuant to currently exercisable stock options and 2,315 shares held jointly with Dr. Skelton's wife.
(19) Includes 14,901 shares issuable pursuant to currently exercisable stock options, 636 shares held in an IRA for Mr. Stark, and
     1,725 shares held jointly with Mr. Stark's wife.
(20) Includes 9,004 shares issuable pursuant to currently exercisable stock options.
(21) Includes 10,599 shares issuable pursuant to currently exercisable stock options and 548 shares held in an account for Mr.
     Coleman's children of which Mr. Coleman serves as trustee.
(22) Includes 1,050 shares issuable pursuant to currently exercisable stock options, 5,505 shares held jointly with Mr. Bergen's wife, and 2220 shares owned by Mr. Bergen's wife.
(23) Includes 1,050 shares issuable pursuant to currently exercisable stock options and 1,050 shares held by Mr. Horton's son.
(24) Includes 2,625 shares issuable pursuant to currently exercisable stock options and 190 shares in an IRA for Mr. Rodger's wife.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of holdings and transactions in the Company's securities with the Securities and Exchange Commission. On the basis of Company records and other information, the Company believes that all filing requirements under Section 16(a) of the 1934 Act applicable to its officers and directors were satisfied with respect to the Company's fiscal year ended December 31, 1998.


                                                    ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, which is required to be filed with the Securities and Exchange Commission, is being delivered to shareholders concurrently with the delivery of this proxy statement. Shareholders to whom this proxy statement is mailed who desire an additional copy of the Form 10-K, without charge, may obtain one by making written request to Mr. James H. Stark, Chief Financial Officer, 302-A Montague Avenue, Greenwood, South Carolina 29649.




                           By Order of the Board of Directors,



                           William G. Stevens
                              President and Chief Executive Officer



                           Charles J. Rogers
                              Chairman of the Board




Greenwood, South Carolina
April 9, 1999



         PLEASE MARK VOTES                                    REVOCABLE PROXY
 [X]     AS IN THIS EXAMPLE                              COMMUNITY CAPITAL CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD                                                                     With-   For All
ON WEDNESDAY, MAY 26, 1999 AT THE INN ON THE                                                                For   hold    Except
SQUARE, 104 COURT STREET, GREENWOOD, SOUTH                                       1. Election of Directors:  [ ]    [ ]      [ ]
CAROLINA AT 11:30 A.M. LOCAL TIME.
                                                                                 Three-year terms:
The undersigned hereby appoints William G. Stevens and James H.
Stark, or any of them acting in the absence of the other, as attorneys           Patricia C. Edmonds
and proxies of the undersigned, with full power of substitution, to vote         Hazel B. Hughes
all of the shares of the common stock of Community Capital                       Miles Loadholt
Corporation, South Carolina corporation, held or owned by the                    Thomas C. Lynch, Jr.
undersigned or standing in the name of the undersigned at the 1999               H. Edward Munnerlyn
Annual Meeting of Shareholders of the Company and any adjournment                Joseph H. Patrick, Jr.
thereof, and the undersigned hereby instructs said attorneys to vote as          William F. Steadman
follows:                                                                         Lex D. Walters


                                                                                 INSTRUCTION: To withhold authority to vote for any
                                                                                 individual nominee, mark "For all Except" and write
                                                                                 that nominee's name in the space provided below.
                                                                                 ---------------------------------------------------
                                                                                                                    With-  For All
                                                                                 2. The ratification of the     For  hold   Except
                                                                                    appointment of   Tourville, [ ]   [ ]    [ ]
                                                                                    Simpson & Henderson, Certified
                                                                                    Public Accountants, as Independent
                                                                                    public accountantfor the Company for the fiscal
                                                                                    December 31, 1999.





                                --------------------                             3. In their discretion, upon any other business
Please be sure to sign and date     Date                                            which may properly come before the meeting or
 this Proxy in the box below.                                                      any adjournment thereof.
-----------------------------------------------------

-----------------------------------------------------
Shareholder sign above  Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                          COMMUNITY CAPITAL CORPORATION


THE PROXIES WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY